UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2019

NEXPOINT RESIDENTIAL TRUST, INC.

(Exact Name Of Registrant As Specified In Charter)

Maryland	001-36663	47-1881359
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crescent Court, Suite 700

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 628-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

At the Market Offering

On February 20, 2019, NexPoint Residential Trust, Inc. (the “Company”), its operating partnership, NexPoint Residential Trust Operating Partnership, L.P., and its adviser, NexPoint Real Estate Advisors, L.P., entered into separate equity distribution agreements (the “Equity Distribution Agreements”) with each of Jefferies LLC (“Jefferies”), Raymond James & Associates, Inc. (“Raymond James”) and SunTrust Robinson Humphrey, Inc., pursuant to which the Company may issue and sell from time to time shares of the Company’s common stock, par value $0.01 per share, having an aggregate sales price of up to $100,000,000. The Company refers to these entities, when acting in their capacity as sales agents, individually as a “sales agent” and collectively as “sales agents.” The Equity Distribution Agreements with Jefferies and Raymond James provide that, in addition to the issuance and sale of common stock by the Company through a sales agent acting as a sales agent or directly to the sales agent acting as principal for its own account at a price agreed upon at the time of sale, the Company may enter into forward sale agreements with each of Jefferies and Raymond James, or their respective affiliates. The Company refers to Jefferies and Raymond James, when acting as agents for forward purchasers, individually as a “forward seller” and collectively as “forward sellers.”

Sales of shares of common stock, if any, may be made in transactions that are deemed to be “at the market” offerings, as defined in Rule 415 under the Securities Act of 1933, as amended, including, without limitation, sales made by means of ordinary brokers’ transactions on the New York Stock Exchange, to or through a market maker at market prices prevailing at the time of sale, at prices related to prevailing market prices or at negotiated prices based on prevailing market prices.

In addition to the issuance and sale of shares of common stock through the sales agents, the Equity Distribution Agreements with Jefferies and Raymond James provide that the Company also may enter into forward sale agreements under separate master forward sale agreements and related supplemental confirmations between the Company and a forward seller or its affiliate. The Company refers to these entities, when acting in this capacity, individually as a “forward purchaser” and collectively as “forward purchasers.” In connection with each particular forward sale agreement, the applicable forward purchaser will borrow from third parties and, through the applicable forward seller, sell a number of shares of common stock equal to the number of shares of common stock underlying the particular forward sale agreement.

The Company will not initially receive any proceeds from the sale of borrowed shares of common stock by a forward seller. The Company expects to fully physically settle each particular forward sale agreement with the applicable forward purchaser on one or more dates specified by the Company on or prior to the maturity date of that particular forward sale agreement, in which case the Company will expect to receive aggregate net cash proceeds at settlement equal to the number of shares underlying the particular forward sale agreement multiplied by the applicable forward sale price. However, the Company may also elect to cash settle or net share settle a particular forward sale agreement, in which case the Company may not receive any proceeds from the issuance of shares, and the Company will instead receive or pay cash (in the case of cash settlement) or receive or deliver shares of its common stock (in the case of net share settlement).

Each sales agent will be entitled to compensation that will not exceed, but may be lower than, 2.0% of the gross sales price per share for any shares of common stock sold through it as sales agent from time to time under the applicable Equity Distribution Agreement. In connection with each forward sale, the Company will pay the applicable forward seller, in the form of a reduced initial forward sale price under the related forward sale agreement with the related forward purchaser, commissions at a mutually agreed rate that shall not be more than 2.0% of the gross sales price of all borrowed shares of common stock sold by it as a forward seller.

The shares of common stock will be offered and sold pursuant to a prospectus supplement, dated February 20, 2019, and a base prospectus, dated April 24, 2017, relating to the Company’s shelf registration statement on Form S-3 (File No. 333-216697). This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of shares of common stock in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Forms of the Equity Distribution Agreement and master forward sale agreement are filed herewith as Exhibits 1.1 and 1.2 to this Current Report on Form 8-K and are incorporated herein by reference. The summary of the Equity Distribution Agreements and master forward sale agreements set forth above is qualified in its entirety by reference to Exhibits 1.1 and 1.2.

Majority Voting Policy

On February 13, 2019, the Board of Directors (the “Board”) of the Company adopted a majority voting policy by amending and restating the Company’s Corporate Governance Guidelines. The policy provides that any director nominee who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election in an uncontested election is expected to tender his or her resignation as a director of the Board promptly following the certification of the election results. The Nominating and Corporate Governance Committee will consider each resignation tendered under this policy and recommend to the Board whether to accept or reject it. The policy requires the Board to act on each tendered resignation, taking into account the Nominating and Corporate Governance Committee’s recommendation, within 90 days following the certification of the election results. The policy also requires the Board to promptly disclose (1) its decision whether to accept or reject the director’s tendered resignation and (2) if rejected, the reasons for rejecting the tendered resignation. Any director who tenders his or her resignation pursuant to the policy will not participate in the Nominating and Corporate Governance Committee recommendation or Board action regarding whether to accept or reject the tendered resignation.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

1.1	Form of Equity Distribution Agreement

1.2	Form of Master Forward Sale Agreement

5.1	Opinion of Ballard Spahr LLP

8.1	Opinion of Winston & Strawn LLP

23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1)

23.2	Consent of Winston & Strawn LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXPOINT RESIDENTIAL TRUST, INC.

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Chief Financial Officer, Executive VP-Finance, Secretary and Treasurer

Date: February 20, 2019